August 19, 2025 To: Reznik Paz Nevo Trusts Ltd. – Trustee for the Holders of Bonds (Series B, and D) of Pacific Oak Ossauer (BVI) Holdings Ltd. (the “Trustee”) Dear Sirs, Re: Letter of Undertaking to the Trustee and the Bondholders The undersigned – PACIFIC OAK SOR (BVI) Holdings Ltd. ("Pacific" and/or the "Company"), Pacific Oak Capital Advisors, LLC (the “Management Company”) and Pacific Oak Strategic Opportunity REIT, Inc. (hereinafter: the “REIT”) hereby irrevocably and unconditionally undertake, in favor of the Trustee and the holders of the Company’s bonds (Series B, and D) (hereinafter: the "Bondholders" or the "Bonds"), as follows: 1. Our undertakings under this document shall remain in effect from the date of our signing hereof until the earlier of: a. 20 days after the date on which we publish an immediate report stating that we are exercising our right under this Section 1(a) to terminate the provisions of this letter; b. On the time in which meeting of any of the Company’s bond series resolves to accelerate the bonds of that series for immediate repayment ; (The period from the date of signing this document until the earlier of the above dates shall be referred to as the “Interim Period”). All provisions of this letter shall apply only during the Interim Period and upon the expiration of the Interim Period it shall have no further effect. 2. The Company and all entities that are (directly or indirectly) controlled by the Company (the Company and such entities, together: the “Group”) shall act in full cooperation and complete transparency with the Trustee and its representatives (including its legal counsels), and shall provide them with all information, data, and documents requested by them in connection with the Company and/or in connection with the other of the Group entities. Without derogating from the above – the Group shall provide the Trustee on an ongoing basis the information and data regarding any material and/or exceptional developments concerning any of the Company assets and the entities under its control (including regarding of the rights and obligations of the Group Entities), as well as regarding breaches and/or anticipated breaches of agreements to which any of the Group Entities are party, and also regarding the initiation of proceedings or notices of intended proceedings against any of the Group Entities. Furthermore, the Group shall share with the Trustee and its relevant representative on an ongoing and continuous basis all contacts of any kind and nature (including calls and meetings), as well as all correspondence of any kind and nature, conducted and/or exchanged between any of the Group Entities and/or their managers and/or anyone on their behalf, and brokers and/or lenders and/or potential purchasers (all – whether existing or potential) (and/or their managers or representatives or anyone on their behalf) If so requested by the Trustee, the Trustee’s representative may participate in the negotiations as aforesaid. Unless the Trustee notifies the Company otherwise in writing, its relevant representative for this matter is Mr. Amir Giris and/or Mr. Ofer Gazit. Docusign Envelope ID: 1E6A4D5B-831E-477E-B831-831A03B9C2CD Exhibit 10.5

August 19, 2025 It is clarified that all information, data and documents provided to the Trustee and its agents (including its legal counsels and the Bondholders' representatives) are subject to the confidentiality obligation applicable under the Trust Deed and under Section 35j of the Securities Law, 5728-1968. 3. None of the following actions shall be taken by any of the Group Entities without obtaining the prior approval of the bondholders’ meetings (by ordinary resolution in each of the meetings): a. Any monetary transfer or payment (whether in cash or cash equivalent) in an amount exceeding 250,000 U.S. dollars by any of the Group Entities (for this purpose, multiple related payments shall be deemed a single payment), except for the following exceptions: (1) payments which any of them are obligated to make pursuant to existing financing agreements or loan agreements and/or pursuant to agreements which replacing existing financing or loans which the Group has entered into pursuant to the provisions of this document (for the avoidance of doubt, excluding payments for which the paying party has discretion not to make them without any financial damage to it); (2) payments expected to be made by any of the Group Entities in the period until November 1st, 2025, as detailed in Appendix A to this document ("Schedule of Exceptions") which specifies the identity of the payee, the reason for the payment, and the amount of the payment ("Payment Restrictions Exceptions"). For the avoidance of doubt, the Payment Restrictions Exceptions do not permit the performance, directly or indirectly, of payments of any kind or nature to any member of the Management Group (as such term is defined below), including without making payments to the REIT or to any entity through which the REIT holds an interest in the Company (the REIT and any such entity, together: the "REIT Group") in connection with payments owed by the REIT Group to the Management Group (as this term is defined below), except for those set forth in the Schedule of Exceptions. b. The granting of any security, pledge, or guarantee of any kind or nature (including any modification or amendment of existing securities, pledges, or guarantees) by any of the Group Entities, unless expressly permitted pursuant to the provisions of this document. Docusign Envelope ID: 1E6A4D5B-831E-477E-B831-831A03B9C2CD

August 19, 2025 c. The provision of any loan or credit of any kind or nature by any of the Group Entities, as well as the receipt of any credit or financing of any kind or nature (including obtaining new credit and/or refinancing existing credit and/or amending the terms of an existing financing/credit agreement) by any of the Group Entities; The Group shall act jointly and in cooperation with the trustee’s representative to obtain refinancing proposals with respect to the PORT assets and/or for their sale and, inter alia, shall approach reputable potential lenders and buyers whose names shall be provided to it by the trustee’s representative, and shall cooperate for the purpose of obtaining proposals from them. d. Any disposition of an asset or right of any of the Group Entities (including transfer and/or assignment and/or sale and/or pledge and/or charge and/or granting of any right of any kind or nature (including rights of use, enjoyment, or license), and/or any undertaking to perform any of the foregoing actions) except for foreclosure of security by a lender not at the initiative and/or consent of any of the Group Entities, and except for a pledge required under a Superior Refinancing Agreement permitted engagement pursuant to the provisions of this document. e. The implementation of any modification, amendment, addition, or waiver (whether in writing, by conduct, or orally) of any of the terms or provisions of the agreements between any of the Group Entities, on the one hand, and any of the REIT Group entities and/or any member of the Management Group, on the other hand (including any such modification of agreements between REIT Group entities and members of the Management Group that may have an impact on the Group Entities); For the purpose of this letter – the “Management Group” means each of the following: Peter McMillan III, Keith Hall, their relatives, any entities in which any of the foregoing hold rights (including rights in capital and/or voting and/or management), as well as officers and directors of such entities. For the avoidance of doubt, the Management Group also includes Pacific Oak Capital Advisors, LLC (hereinafter: the “Management Company”). Docusign Envelope ID: 1E6A4D5B-831E-477E-B831-831A03B9C2CD

August 19, 2025 f. Any payment of any kind or nature by any of the Group Entities, on the one hand, to the REIT Group and/or to any member of the Management Group, on the other hand, except for those expressly set forth in the Schedule of Exceptions. g. Any engagement, undertaking, or arrangement of any kind or nature between any of the Group Entities and any member of the Management Group, or any engagement, undertaking, or arrangement of any kind or nature between any of the Group Entities and a third party in which any member of the Management Group has a personal interest; h. Any distribution (as defined in the Israeli Companies Law, 1999), including dividends, by the Company; i. Any issuance of securities (of any kind or nature, including but not limited to shares, securities convertible into shares, and bonds) by the Company or any of the Group Entities, or any undertaking to make such an issuance; j. Any decision to carry out any of the actions listed above, or any undertaking to carry out any of the actions listed above. 4. The Trustee shall act to ensure that in any case where the Company approaches the Trustee to obtain the approval of the Bondholders as stated in Section 3 above (the “Required Approval”), the deadline for the bondholders’ vote with respect to such Required Approval shall be within 10 days from the date of the Company’s written request, which shall include the action for which the Company seeks the bondholders’ decision. Notwithstanding the foregoing, in cases of high urgency in which, if an immediate decision is not made, damage will be caused to the Company, then such period shall be shortened to 7 days, provided that the Company explains in writing, in its request, the urgency as described above. 5. The Reit Group and the Group Entities shall not commence insolvency proceedings of any kind or nature in respect of any of the Group Entities. This includes, that the Reit Group and the Group Entities shall not give explicit or implicit consent to any such insolvency proceedings. For this purpose, the Reit Group and the Group Entities undertake that in any case where a third party initiates insolvency proceedings against any of the Group Entities, they shall use their best efforts to have such proceedings cancelled. Docusign Envelope ID: 1E6A4D5B-831E-477E-B831-831A03B9C2CD

August 19, 2025 For the purposes hereof, “insolvency proceedings” with respect to a particular entity shall mean – including but not limited to – proceedings for the arrangement with any of such entity’s creditors (whether one or more), and including any insolvency proceedings of any kind or nature – whether in Israel or outside of Israel; whether under the Insolvency and Economic Rehabilitation Law, 5778-2018, and/or under the insolvency laws of any jurisdiction outside Israel (including but not limited to the United States and/or the BVI); whether initiated by such entity or by any third party; including receivership proceedings and/or liquidation and/or commencement of proceedings and/or stay or suspension of proceedings and/or appointment of any type of officer; and including Chapter 11 under U.S. law; and all whether such proceedings or appointments are temporary or permanent. 6. The REIT Group shall not carry out any disposition (including transfer, or sale, or pledge, or granting of any other right) of any of its rights (directly or indirectly) in the Company and/or in any of the other Group Entities (including but not limited to - their shares, their equity rights, their voting rights, and any right to receive payments of any kind or nature from the Group entities). Likewise, the Management Group shall not carry out any such disposition as aforesaid of any of its rights, directly or indirectly, in the REIT Group, all except for sales made in the ordinary course of business and at market terms of the publicly traded securities of the corporation KORE held by the Company as of the date of this document. The REIT Group and the Management Group shall not purchase bonds of the Company. 7. For the avoidance of doubt, it is hereby clarified that any breach of the undertakings detailed in this document above shall also be deemed a breach by the Company of the provisions of the trust deeds for the Company’s bond series B and D. 8. It is further emphasized, for the avoidance of doubt, that the undertakings under this deed are intended to be in addition to the existing undertakings (if any) towards the Trustee and the bondholders, pursuant to any law or agreement, including under the trust deeds and including as prospectus undertakings, and that nothing in this letter shall derogate from, amend, or waive any right of any kind or nature vested in the Trustee and the Bondholders under any law or agreement. It includes, that this document shall not, in any way, limit the right of any of the bond series to resolve, at any time, to accelerate the debt for immediate repayment based on an event of default in their favor (whether such event already exists or arises in the future). Docusign Envelope ID: 1E6A4D5B-831E-477E-B831-831A03B9C2CD

August 19, 2025 9. Except as expressly stated in this document, and subject thereto - (1) the Company (as well as the REIT and the Management Company) does not assume obligations that are not incumbent upon it under any law or agreement; (2) nothing in this document shall derogate from the Company's (as well as the REIT and the Management Company) rights under any law. For the avoidance of doubt – in any case of conflict between the provisions of any law and/or agreement and the other provisions of this undertaking letter, the provisions of this undertaking letter shall prevail and be binding. Sincerely, Pacific Oak SOR (BVI) Holdings, Ltd. By: Date of execution: August 19, 2025 Pacific Oak Strategy Opportunity REIT, Inc. By: Date of execution: August 19, 2025 .Pacific Oak Capital Advisors, LLC By: Date of execution: August 19, 2025 Docusign Envelope ID: 1E6A4D5B-831E-477E-B831-831A03B9C2CD